                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 18
Dividend Reinvestment Plan....................... 21

VKC SAR 2/99

                             LETTER TO SHAREHOLDERS

January 20, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your trust.

ECONOMIC OVERVIEW
    Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.
    Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.
    In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

                                                            Continued on page  2

MARKET REVIEW

    The bond market continued to rally as interest rates fell during the year, with U.S. Treasury securities outpacing corporate and municipal bonds in price appreciation. Investors' desire for safer investments amid the global economic storm led to strong demand for high-quality bonds. In fact, the U.S. Treasury bond was considered one of the most attractive places to invest by both domestic and international investors, propelling the 30-year Treasury yield to 4.71 percent in October--its lowest yield since the federal government began selling these bonds in 1977. Meanwhile, the prices of municipal bonds across the credit quality spectrum were suppressed by excess supply, as many bond issuers took advantage of low interest rates to refinance outstanding debt and issue new bonds. At several points during the year, the yield on a AAA-rated long-term municipal bond surpassed the yield of the 30-year U.S. Treasury bond--an unusual occurrence given municipals' tax-exempt status.

OUTLOOK

    Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.
    In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.
    Additional details about your trust, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,




[SIG]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory
Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory
Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1998

                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
                           (AMEX TICKER SYMBOL--VKC)

 TOTAL RETURNS
Six-month total return based on market price(1)...........     0.46%
Six-month total return based on NAV(2)....................     4.48%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3)................................................     5.32%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4).................................     9.17%

 SHARE VALUATIONS

Net asset value...........................................  $  10.50
Closing common stock price................................  $  11.50
Six-month high common stock price (08/18/98)..............  $ 12.375
Six-month low common stock price (09/22/98)...............  $11.0625
Preferred share rate(5)...................................     3.25%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 42% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

COUPON RATE: The stated rate of interest the bond pays on an annual basis, expressed as a percentage of the face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, potentially, from state and local income taxes.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

                          PORTFOLIO MANAGEMENT REVIEW

                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

We recently spoke with the management team of the Van Kampen California Municipal Trust about the key events and economic forces that shaped the markets during the past six months. The team includes Joseph A. Piraro, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Trust's performance during the six months ended December 31, 1998.

   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE TRUST OPERATED DURING THE REPORTING PERIOD?

   A Interest rates remained low throughout the period, with the Federal Reserve lowering rates three times toward the end of the year. While Treasury bonds saw a significant increase in prices as a result, municipal bonds experienced only moderate appreciation. The year's overwhelming supply held municipals back as issuers took advantage of the low interest rate environment to issue new bonds and refinance older bonds. In fact, during the year, municipal bond supply increased 31 percent over 1997, with an estimated $290 billion in new issuance. Despite their generally lower yields, municipal bonds continued to represent an excellent value in the marketplace, especially when considering their tax advantages.

   Q  WHAT WAS UNIQUE ABOUT THE CALIFORNIA MUNICIPAL MARKET?

   A The state's economy remained healthy, despite the effects of the Asian crisis. In California, many jobs are tied to Asia, so we are carefully monitoring how that region's problems are affecting growth in the state.
Because we felt that it would take some time for the Asian situation to be resolved, we focused on high-quality and insured bonds to help shelter the Trust in the event of an economic slowdown.
    Another situation to watch is the impact of the 1998 elections on municipal bond issuance. In November, California voters approved a resolution calling for significant municipal bond issuance to support education spending in the state. As a result, we anticipate a sizable increase in the issuance of high-quality education bonds in 1999. While the passage of the resolution did not affect our management of the Trust during the reporting period, we plan to keep a close eye on how this level of issuance will affect the market and the education sector going forward.

   Q  HOW DID THESE CONDITIONS AFFECT YOUR MANAGEMENT OF THE TRUST?

   A The heavy supply of municipal bonds meant that we had more bonds to choose from as we replaced bonds that were refinanced (or "called") by their issuer or sold from the portfolio. With interest rates at such low levels, many bonds are being called as their issuers refinance their debt at today's lower rates. When this happens, we must reinvest the proceeds from the called bonds into bonds paying current lower interest rates. As a result, we attempted to sell bonds that would be called soon and replace them with bonds that had better call protection. In fact, we were able to purchase some noncallable bonds, which can't be removed from the portfolio until their stated maturity unless we decide to sell them.
    Another way we have been managing the Trust to maximize its income potential is by investing in "forward delivery" bonds. With these bonds, we agreed to purchase them far in advance of their issuance date in exchange for higher yields. This process helps us lock in today's interest rates for as many years as possible to protect the Trust's income stream in the event that rates continue to fall.

   Q  WHAT OTHER STRATEGIES DID YOU PURSUE OVER THE PAST SIX MONTHS?

   A We focused on extending the Trust's duration, which is a measure of its sensitivity to changes in interest rates. In anticipation of a continued decline in interest rates, we purchased bonds with longer durations so that the Trust could more fully benefit from bond price appreciation as rates dropped. We also purchased zero coupon and discount bonds to help achieve this same goal. These bonds tend to be more sensitive to rate changes than bonds purchased at face value or at a premium, and thus they tend to appreciate more when interest rates fall.
    We also took advantage of current market conditions to enhance the credit quality of the Trust. As bonds were called or sold from the portfolio, we replaced them with AAA-rated bonds whenever we felt it was beneficial. With a minimal difference in yield between AAA bonds and lower-rated bonds, we felt that higher-rated bonds provided a better value. More than 65 percent of the portfolio's holdings were AAA-rated at the end of the year. For additional portfolio highlights, please refer to page 9.

   Q  HOW DID THE TRUST PERFORM DURING THE YEAR?

   A The Trust generated a 0.46 percent(1) total return based on market price for the six-month period ended December 31, 1998. This reflects a decrease in market price from $12.125 on June 30, 1998, to $11.50 on December 31,
1998. In addition, the Trust provided a distribution rate of 5.32 percent(3) based on its closing common stock price on December 31, 1998. Because the Trust is exempt from federal and state income taxes, this distribution rate is equivalent to a yield of 9.17 percent(4) on a taxable investment for shareholders in the 42 percent combined federal and state income tax bracket.
    In September, the Board of Trustees approved a decrease in the Trust's monthly dividend from $0.0575 per share to $0.0510 per share. As higher-yielding bonds were called from the portfolio, we had to replace them with current, lower-yielding bonds, which resulted in a decline in the Trust's earnings. Despite the dividend decrease, we believe that the Trust offers a competitive yield, especially when considering its exemption from federal and state income taxes. Please refer to the chart on page 3 for additional performance numbers.

   Q  HOW DID LEVERAGE AFFECT THE TRUST'S RETURNS?

   A The Trust employs leverage to help enhance returns to shareholders. The process involves borrowing money at short-term interest rates by issuing preferred shares, and then investing the proceeds into longer-term bonds, which typically pay higher rates. The difference between the long-term rates earned by the Trust and the short-term rates paid on the preferred shares is passed along to shareholders in the Trust's dividend.
    Shareholders benefited from the use of leverage during the reporting period. As short-term interest rates inched lower, we paid less interest on our preferred shares and more of the Trust's earnings were available for common shareholders. This income helped support the Trust's dividend as interest rates continued to decline. It should be noted that an increase in short-term interest rates would raise the Trust's borrowing costs and have a negative effect on the dividend-paying ability of common shares and possibly the price of those shares.

   Q  WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

   A We believe that 1999 will present a positive environment for bonds, with a continuation of low interest rates. Leverage should play an important role in supporting the Trust because we anticipate an attractive spread between short- and long-term interest rates.
    In addition, we believe that fewer bonds will be coming to market insured, which will provide a greater selection of lower-rated investment-grade bonds with competitive yields. This will allow our experienced research staff to carefully select those bonds with higher coupon rates that they believe have the strongest underlying quality. We also anticipate that the difference in yields between lower-rated and higher-rated bonds will tend to increase.
    We believe that municipal bonds will represent an excellent value throughout 1999. If the international situation remains uncertain and the stock market experiences ongoing volatility, the demand for investment-grade bonds should stay strong. Municipal bonds should continue to provide significantly higher yields than Treasury bonds on an after-tax basis, and we expect to see demand for them pick up in the later half of the year as the market recognizes their value.



[SIG]
Joseph A. Piraro

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments








                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
 TOP TEN PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

  AS OF DECEMBER 31, 1998
Tax District................  20.2%
Single-Family Housing.......  16.6%
Transportation..............  10.4%
Health Care.................   8.3%
Multi-Family Housing........   7.6%
Water & Sewer...............   6.9%
Public Building.............   6.7%
Public Education............   6.2%
Industrial Revenue..........   5.5%
Higher Education............   4.1%

    AS OF JUNE 30, 1998
Single-Family Housing.......  17.4%
Tax District................  12.0%
Transportation..............  10.8%
Public Education............   9.2%
Health Care.................   8.8%
Water & Sewer...............   7.2%
Multi-Family Housing........   6.1%
Higher Education............   6.1%
Industrial Revenue..........   5.7%
Public Building.............   5.0%

 PORTFOLIO COMPOSITION BY CREDIT QUALITY AS
 A PERCENTAGE OF LONG-TERM INVESTMENTS

[PIE CHART]

                                                AAA                     AA                     A                     BBB
                                                ---                     --                     -                     ---
As of December 31, 1998                        65.60                  10.20                  12.70                  11.50

[PIE CHART]

                                                AAA                     AA                     A                     BBB
                                                ---                     --                     -                     ---
As of June 30, 1998                            63.30                  10.80                  12.30                  13.60

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.
 DIVIDEND HISTORY

[BAR GRAPH]
FOR THE PERIOD ENDED DECEMBER 31, 1998

DISTRIBUTION PER COMMON SHARE
                                                                      INCOME DIVIDENDS                    CAPITAL GAINS
                                                                      ----------------                    -------------
7/98                                                                       0.0575
8/98                                                                       0.0575
9/98                                                                       0.0510
10/98                                                                      0.0510
11/98                                                                      0.0510
12/98                                                                      0.0510                             0.3251

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Par
Amount
(000)     Description                                        Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS  103.2%
$   790   Bay Area Govt Assn CA Rev Tax Alloc CA Redev Agy
          Pool Rev Ser A (FSA Insd).......................     6.000%  12/15/15  $   861,455
    500   Brea & Olinda, CA Unified Sch Dist Ctfs Partn Sr
          High Sch Pgm Ser A Rfdg (FSA Insd)..............     6.000   08/01/09      543,765
  1,000   California Edl Fac Auth Rev Student Ln CA Ln Pgm
          Ser A (MBIA Insd)...............................     6.000   03/01/16    1,052,380
  1,500   California Hlth Fac Fin Auth Rev Saint Joseph
          Hlth Sys Ser A (Prerefunded @ 07/01/01).........     6.750   07/01/21    1,643,430
  1,000   California Hsg Fin Agy Rev Home Mtg Ser E (AMBAC
          Insd)...........................................     6.100   08/01/29    1,071,650
  1,985   California Hsg Fin Agy Rev Home Mtg Ser N.......     6.375   02/01/27    2,148,604
  2,665   California Hsg Fin Agy Rev Homeowner Mtg Ser
          D...............................................         *   08/01/20      510,427
 12,470   California Hsg Fin Agy Rev Homeowner Mtg Ser D
          (AMBAC Insd)....................................         *   08/01/20    2,365,060
  1,000   California Hsg Fin Agy Rev Multi-Family Hsg III
          Ser A (MBIA Insd)...............................     5.850   08/01/17    1,055,280
  2,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southn CA Edison Co (AMBAC Insd) (c)............     6.000   07/01/27    2,142,920
    885   California Rural Home Mtg Fin Auth Single Family
          Mtg Rev Ser C (GNMA Collateralized).............     7.800   02/01/28    1,043,557
     45   California St (MBIA Insd).......................     6.000   10/01/14       49,039
  1,000   California St Pub Wks Brd Lease Rev Var CA St
          Univ Projs Ser A (Prerefunded @ 10/01/04).......     6.300   10/01/10    1,145,760
  1,000   California St Pub Wks Brd Lease Rev Var CA St
          Univ Projs Ser A (Prerefunded @ 10/01/04).......     6.375   10/01/14    1,149,600
  1,000   California St Ser BH (FSA Insd).................     5.400   12/01/15    1,029,050
  1,000   California St Ser BH (FSA Insd).................     5.500   12/01/24    1,028,890
  3,000   California Statewide Cmntys Dev Auth Spl Fac
          United Airls....................................     5.625   10/01/34    3,076,380
    785   Central Contra Costa, CA Santn Dist Rev Wastewtr
          Fac Impt Proj (Prerefunded @ 09/01/04) (MBIA
          Insd)...........................................     6.250   09/01/11      897,545
  1,000   Contra Costa, CA Tran Auth Sales Tax Rev Ser
          A...............................................     6.875   03/01/07    1,087,960
  1,000   Desert Hosp Dist CA Hosp Rev Ctfs Partn Desert
          Hosp Corp Proj (Prerefunded @ 07/01/00).........     8.100   07/01/20    1,090,340
  1,280   El Cerrito, CA Redev Agy Tax Alloc (MBIA
          Insd)...........................................     5.250   07/01/15    1,345,139
  2,000   Emeryville, CA Pub Fin Auth Rev Hsg Increment
          Sub Lien A (Prerefunded @ 02/01/01).............     7.875   02/01/15    2,209,920
  1,000   Emeryville, CA Pub Fin Auth Shellmound Park
          Redev & Hsg Proj B (MBIA Insd)..................     5.000   09/01/19    1,000,340
  1,000   Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)...............................     5.250   12/01/19    1,025,450

                                               See Notes to Financial Statements

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Par
Amount
(000)     Description                                        Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,000   Fontana, CA Redev Agy Tax Southeast Indl Park
          Proj Rfdg (MBIA Insd)...........................     5.000%  09/01/22  $   995,120
  3,000   Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Sr Lien Ser A............................         *   01/01/28      639,780
  1,000   Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Sr Lien Ser A (a)...............   0/7.050   01/01/10      832,230
  5,435   Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Sr Lien Ser A............................         *   01/01/19    1,883,282
  2,000   Los Angeles Cnty, CA Ctfs Partn Disney Parking
          Proj Rfdg (AMBAC Insd)..........................     4.750   03/01/23    1,923,400
  1,223   Los Angeles Cnty, CA Tran Comm Lease Rev Dia RR
          Lease Ltd (FSA Insd)............................     7.375   12/15/06    1,338,121
  1,390   Metropolitan Wtr Dist Southn CA Wtrwks Rev Ser
          C...............................................     5.000   07/01/37    1,372,444
  1,800   Mountain View Los Altos CA Union High Sch Dist
          Ctfs Partn (MBIA Insd)..........................     5.625   08/01/16    1,852,992
  1,095   Paramount, CA Redev Agy Tax Alloc Redev Proj
          Area No 1 Ser B (Prerefunded @ 08/01/03) (MBIA
          Insd)...........................................         *   08/01/26      196,312
  1,000   Roseville, CA Fin Auth Local Agy Rev Northeast
          Cmnty Fac Dist Bond Ser A Rfdg (FSA Insd).......     5.000   09/01/21    1,000,810
  1,000   Sacramento, CA City Fin Auth Lease Rev (AMBAC
          Insd)...........................................     4.750   05/01/23      960,620
  1,000   San Bernardino Cnty, CA Ctfs Partn Med Cent Fin
          Proj (MBIA Insd)................................     5.000   08/01/28      991,560
  1,000   San Diego, CA Hsg Auth Multi-Family Hsg Rev
          (GNMA Collateralized)...........................     5.000   07/20/18      999,970
  1,000   San Dimas, CA Redev Agy Tax Alloc Creative
          Growth A (FSA Insd).............................     5.000   09/01/16    1,015,680
  1,210   San Jose, CA Redev Tax Alloc Hsg Set Aside Mergd
          Area Ser E (MBIA Insd)..........................     5.750   08/01/17    1,306,026
    865   Santa Barbara, CA Ctfs Partn....................     7.650   05/01/15      918,959
  1,450   Santa Barbara, CA Ctfs Partn Wtr Sys Impt Proj &
          Rfdg (AMBAC Insd)...............................     6.700   04/01/27    1,589,055
  1,300   Santa Clara Cnty, CA Fin Auth Lease Rev Multiple
          Facs Proj Ser B (AMBAC Insd) (b)................     5.500   05/15/10    1,362,660
  1,170   South Gate, CA Pub Fin Auth Tax Alloc Rev Hsg
          Redev Proj No 1 Ser A (MBIA Insd)...............     5.000   09/01/19    1,174,540
     75   Southern CA Home Fin Auth Single Family Mtg Rev
          Ser B (GNMA Collateralized).....................     7.750   03/01/24       78,610

                                               See Notes to Financial Statements

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Par
Amount
 (000)    Description                                        Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$   600   Southern CA Pub Pwr Auth Pwr Proj Rev
          Multi-Projs.....................................     5.500%  07/01/20  $   605,532
  2,000   Westminster, CA Redev Agy Tax Alloc Rev Coml
          Redev Proj No 1 Ser A Rfdg (Prerefunded @
          08/01/01).......................................     7.300   08/01/21    2,225,020
                                                                                 -----------
TOTAL INVESTMENTS  103.2%
  (Cost $51,495,447)...........................................................   55,836,664
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.2%)..................................   (1,713,287)
                                                                                 -----------
NET ASSETS  100.0%.............................................................  $54,123,377
                                                                                 -----------
* Zero coupon bond

(a) Security is a "step up" bond where the coupon increases or steps up at a predetermined date.

(b) Security purchased on a when issued or delayed delivery purchase commitment.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $51,495,447)........................  $55,836,664
Interest Receivable.........................................      913,503
Other.......................................................        2,681
                                                              -----------
      Total Assets..........................................   56,752,848
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    1,365,507
  Custodian Bank............................................    1,027,630
  Income Distributions--Preferred Shares....................       28,494
  Investment Advisory Fee...................................       27,838
  Affiliates................................................        7,096
Trustees' Deferred Compensation and Retirement Plans........       93,551
Accrued Expenses............................................       79,355
                                                              -----------
      Total Liabilities.....................................    2,629,471
                                                              -----------
NET ASSETS..................................................  $54,123,377
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 1,000,000
  shares, 400 shares are issued and outstanding with a
  liquidation preference of $50,000 per share)..............  $20,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 3,250,262 shares issued and
  outstanding)..............................................       32,503
Paid in Surplus.............................................   29,489,597
Net Unrealized Appreciation.................................    4,341,217
Accumulated Net Realized Gain...............................      182,833
Accumulated Undistributed Net Investment Income.............       77,227
                                                              -----------
      Net Assets Applicable to Common Shares................   34,123,377
                                                              -----------
NET ASSETS..................................................  $54,123,377
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($34,123,377 divided by
  3,250,262 shares outstanding).............................  $     10.50
                                                              ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $1,582,647
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     166,035
Preferred Share Maintenance.................................      34,676
Accounting Services.........................................      22,888
Legal.......................................................       3,680
Custody.....................................................       3,321
Other.......................................................      39,581
                                                              ----------
    Total Expenses..........................................     270,181
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,312,466
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  469,507
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   4,251,646
  End of the Period.........................................   4,341,217
                                                              ----------
Net Unrealized Appreciation During the Period...............      89,571
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  559,078
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,871,544
                                                              ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended December 31, 1998
                  and the Year Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                           Six Months Ended     Year Ended
                                                           December 31, 1998   June 30, 1998
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................................    $ 1,312,466       $ 2,748,965
Net Realized Gain.........................................        469,507         1,007,981
Net Unrealized Appreciation During the Period.............         89,571           658,196
                                                              -----------       -----------
Change in Net Assets from Operations......................      1,871,544         4,415,142
                                                              -----------       -----------
Distributions from Net Investment Income:
  Common Shares...........................................     (1,033,283)       (2,306,556)
  Preferred Shares........................................       (337,645)         (718,601)
                                                              -----------       -----------
                                                               (1,370,928)       (3,025,157)
Distributions from Net Realized Gain--Common Shares.......     (1,053,992)         (711,433)
                                                              -----------       -----------
Total Distributions.......................................     (2,424,920)       (3,736,590)
                                                              -----------       -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.......       (553,376)          678,552
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment............................................        153,168           222,838
                                                              -----------       -----------
TOTAL INCREASE/DECREASE IN NET ASSETS.....................       (400,208)          901,390
NET ASSETS:
Beginning of the Period...................................     54,523,585        53,622,195
                                                              -----------       -----------
End of the Period (Including accumulated undistributed net
  investment income of $77,227 and $135,689,
  respectively)...........................................    $54,123,377       $54,523,585
                                                              ===========       ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                   Six Months
                                                      Ended          ------------------------------
                                                December 31, 1998     1998        1997       1996
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....         $10.667         $10.450     $10.283    $10.395
                                                     -------         -------    --------    -------
  Net Investment Income.....................            .405            .851        .888       .919
  Net Realized and Unrealized Gain/Loss.....            .175            .524        .393      (.001)
                                                     -------         -------    --------    -------
Total from Investment Operations............            .580           1.375       1.281       .918
                                                     -------         -------    --------    -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.............            .319            .715        .750       .750
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders........            .104            .222        .211       .230
  Distributions from Net Realized Gain Paid
    to Common Shareholders..................            .325            .221        .153       .050
                                                     -------         -------    --------    -------
Total Distributions.........................            .748           1.158       1.114      1.030
                                                     -------         -------    --------    -------
Net Asset Value, End of the Period..........         $10.499         $10.667     $10.450    $10.283
                                                     =======         =======    ========    =======
Market Price Per Share at End of the
  Period....................................         $11.500         $12.125    $12.1875    $10.875
Total Investment Return at Market Price
  (a).......................................           0.46%*          7.77%      21.40%      9.02%
Total Return at Net Asset Value (b).........           4.48%*         11.40%      10.76%      6.62%
Net Assets at End of the Period (In
  millions).................................           $54.1           $54.5       $53.6      $52.9
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**.............           1.54%           1.57%       1.58%      1.65%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common Shares
  (c).......................................           5.54%           5.91%       6.51%      6.57%
Portfolio Turnover..........................             20%*            53%         30%        19%
  * Non-Annualized
 ** Ratio of Expenses to Average Net Assets
    Including Preferred Shares..............            .98%            .99%        .99%      1.03%

*** If certain expenses had not been assumed by Van Kampen, the annualized Ratio of Expenses to Average Net Assets Applicable to Common Shares, Ratio of Expenses to Average Net Assets Including Preferred Shares and the Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares would have been 2.06%, 1.22% and 6.80% for the year ended June 30, 1991 and 1.31%, 1.13% and 6.21% for the year ended June 30, 1990.

(a) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in the value of the Trust's assets with reinvestment of dividends based upon NAV.

(c) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

Year Ended June 30
--------------------------------------------------------------
        1995      1994      1993      1992     1991       1990
--------------------------------------------------------------
     $10.301   $10.963   $10.147   $ 9.408   $9.095     $9.212
     -------   -------   -------   -------   ------     ------
        .951      .956      .968      .946     .975       .719
        .111     (.740)     .788      .719     .313      (.117)
     -------   -------   -------   -------   ------     ------
       1.062      .216     1.756     1.665    1.288       .602
     -------   -------   -------   -------   ------     ------
        .725      .712      .663      .654     .648       .648
        .237      .156      .167      .245     .327       .071
        .006      .010      .110      .027      -0-        -0-
     -------   -------   -------   -------   ------     ------
        .968      .878      .940      .926     .975       .719
     -------   -------   -------   -------   ------     ------
     $10.395   $10.301   $10.963   $10.147   $9.408     $9.095
     =======   =======   =======   =======   ======     ======
     $10.750   $10.625   $10.875    $9.875   $9.750     $9.125
       8.67%     4.32%    18.49%     8.44%   14.51%      (.95%)
       8.47%      .35%    16.19%    15.54%   10.85%      4.27%
       $53.0     $52.6     $54.5     $51.9    $49.5      $48.4
       1.65%     1.53%     1.57%     2.07%    1.88%***    .50%***
       7.02%     7.28%     7.62%     7.74%    6.98%***   7.01%***
         16%       11%       18%       41%      99%       100%
       1.02%       97%      .98%     1.26%    1.11%***  .43%***

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Municipal Trust, formerly known as Van Kampen American Capital California Municipal Trust, (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes with safety of principal. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on November 1, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At December 31, 1998, cost of long-term investments for federal income tax purposes is $51,495,447; the aggregate gross unrealized appreciation is $4,352,603 and the aggregate gross unrealized depreciation is $11,386, resulting in net unrealized appreciation on long-term investments of $4,341,217.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following year.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.

    For the six months ended December 31, 1998, the Trust recognized expenses of approximately $600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended December 31, 1998, the Trust recognized expenses of approximately $26,100 representing Van Kampen Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting, legal and certain shareholder services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
At December 31, 1998 and June 30, 1998, paid in surplus related to common shares aggregated $29,489,597 and $29,336,568, respectively.

    Transactions in common shares were as follows:

                                           SIX MONTHS ENDED     YEAR ENDED
                                           DECEMBER 31, 1998   JUNE 30, 1998
----------------------------------------------------------------------------
Beginning Shares.........................          3,236,436       3,217,303
Shares Issued Through Dividend
  Reinvestment...........................             13,826          19,133
                                                   ---------       ---------
Ending Shares............................          3,250,262       3,236,436
                                                   =========       =========

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $13,949,108 and $11,079,801 respectively.

5. REMARKETED PREFERRED SHARES
The Trust has outstanding 400 shares of Remarketed Preferred Shares ("RP"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on December 31, 1998, was 3.25%, and for the six months then ended rates ranged from 3.00% to 3.75%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the RP are subject to mandatory redemptions if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     Utility
     Value
Global/International
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and
  Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
Peat Marwick Plaza
303 East Wacker Drive

Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

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